Investor relations contact:               Media relations contact:
David Wise                                Evan Birkhead
(415) 267-3836                            (917) 344-7045
david.wise@micromuse.com                  evan.birkhead@micromuse.com

JUNE 21, 2000

                           MICROMUSE TO ACQUIRE NETOPS

      NetOps's "Visionary" Software Will Add Problem Diagnosis Capabilities to Micromuse's NETCOOL(R) Suite of Realtime Fault Monitoring Applications

SAN FRANCISCO - Micromuse Inc. (Nasdaq: MUSE), the leading provider of fault and service-level management software, announced today that it has signed an agreement to acquire NetOps Corp., a privately held software company headquartered in Pleasantville, N.Y. Micromuse will purchase NetOps for $21 million in stock and cash. NetOps produces a network problem diagnosis application called Visionary, which is compatible out of the box with Micromuse's Netcool family of realtime fault monitoring and service assurance applications.

By analyzing management information from industry-standard SNMP devices and applications, Visionary provides realtime, device-centric diagnoses that explain why a problem occurred in the network infrastructure, at the device level. Its underlying technology also has the ability to predict - and therefore prevent - problems from occurring in the future, while providing significant savings on operational support. Because NetOps has integrated Visionary with the Netcool ObjectServer(TM), the high-speed in-memory database that is the core component of the Netcool suite, it is already capable of diagnosing infrastructure problems reported by Netcool-collected faults.

"NetOps' best-in-class Visionary technology complements and extends the capabilities of the Netcool suite, giving our customers the ability to automatically diagnose and troubleshoot problems," said Greg Brown, Chairman & CEO of Micromuse. "The acquisition of NetOps was clearly customer-driven. The addition of Visionary directly addresses our customers' next-generation technology requirements and continues a logical expansion and evolution of the Netcool line."

"The combination of Netcool and Visionary will be strategic for network operations teams at both service providers and enterprises," said Lou Steinberg, President & Founder of NetOps. "Using existing Netcool applications, network operations personnel receive realtime information on the location of critical network faults and how they might affect the availability of network-based business services. With Netcool plus Visionary, they can now determine why problems occurred at the device level, troubleshoot them

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MICROMUSE ACQUIRES NETOPS


automatically, and improve overall service availability. We believe this opens a significant and attractive new market that complements and reinforces Micromuse's position as the leading provider of fault and service-level management solutions."

"Both Netcool and Visionary are progressive, open applications that have been developed with rapid deployment, realtime results, and carrier-class scalability in mind," said Mike O'Brien, President of ZoomTown.com, a wholly owned Internet services growth subsidiary of Broadwing Inc. (NYSE: BRW). "At ZoomTown.com, we're using Netcool-based solutions to consolidate network-wide faults and monitor the availability of services in realtime. Visionary automatically diagnoses and troubleshoots our infrastructure for problems. The integration of Visionary into Netcool will increase the automated capabilities of our Element Management Center, further extend our proactive management and problem resolution capabilities, and allow us to provide even better service to our customers."

Visionary diagnoses problems using SNMP MIBs (Management Information Bases). Using NetOps' progressive "MicroCorrelation(TM)" technology, Visionary analyzes the MIB information to pinpoint the underlying cause of hundreds of unique problems. Once integrated, the new-look Netcool suite will include the following complementary applications:

o Netcool/OMNIbus(TM), the flagship application, which provides network operators with a realtime window into the network, consolidates faults from more than 200 managed environments throughout the infrastructure, and allows operators to quickly ascertain which faults could adversely affect the availability of services. (What the problem is.)

o Netcool/Impact(TM), which identifies which users and services will be impacted by faults while providing access to information on how to resolve them. (Who the problem affects.)

o Netcool/Precision(TM), which identifies - down to the Layer 2 and Layer 3 IP/MAC address level - precisely where a fault occurred and which device was the root cause of the fault. (Where the problem is.)

o Visionary, which diagnoses problems in the network infrastructure, predicts and prevents future problems, and determines how they can be resolved at the device. (Why the problem occurred and how it can be resolved.)
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MICROMUSE ACQUIRES NETOPS


Visionary is shipping now, and is in production today at key customer sites, including some in Micromuse's target service provider industries. It will be rebranded as a Netcool application (currently code-named Netcool/Visionary) and launched immediately through Micromuse's direct and indirect sales channels. NetOps' entire staff of senior executives will join Micromuse's management team, as well as all of NetOps' employees.

About the Netcool Suite

Micromuse's Netcool software suite collects management data from more than 200 management environments and network devices, including voice, data and Internet. Fault data is rapidly processed and filtered by the Netcool ObjectServer(TM), an in-memory database. The Netcool applications allow operators to build views of service availability in realtime, helping them manage networks more efficiently. Because it is scalable and deploys rapidly, the Netcool business model allows service providers to expand their networks as their markets grow.

About Micromuse

Micromuse Inc. (Nasdaq: MUSE) is the leading provider of fault and service-level management software. Micromuse was named one of the Top 25 Best Performers in the Wall Street Journal's Shareholder Scoreboard, and has recently been recognized in the Forbes 500, the Business Week Info Tech 100, Bloomberg's Top 100 Stocks, Barron's 500, and the San Francisco Chronicle 500. Micromuse customers include AirTouch, AT&T, BT, Cable & Wireless, Cellular One, Charles Schwab, Deutsche Telekom, Digex, EarthLink, GTE, ICG Communications, ITC^DeltaCom, MCI Worldcom, NextLink, and a number of financial investment concerns. Headquarters are located at 139 Townsend Street, San Francisco, Calif. 94107; (415) 538-9090. The Web site is at www.micromuse.com.

                                       ###

Netcool is a registered trademark of Micromuse. All other trademarks and registered trademarks in this document are the properties of their respective owners. Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from the forward-looking statements include the following: fluctuations in customer demand, the Company's ability to manage its growth (including the ability to hire sufficient sales and technical personnel), the risks associated with the expansion of the Company's distribution channels, the risk of new product introductions and customer acceptance of new products; the rapid technological change which characterizes the Company's markets, the risks associated with competition, the risks associated with international sales as the Company expands its markets, and the ability of the Company to compete successfully in the future, as well as other risks identified in the Company's Securities and Exchange Commission Filings, including but not limited to those appearing under the caption "Risk Factors" in the Company's most recent Quarterly Reports on Form 10-Q and on Form 10-K on file with the Securities and Exchange Commission and available on the Company's Web site.